UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2005


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)


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

               Massachusetts                                1-7211                            04-2068530
          (State of incorporation)                 (Commission File Number)          (IRS Employer Identification
                                                                                                Number)

       65 Grove Street, Watertown, MA                       02472
  (Address of principal executive offices)                (Zip Code)

                617-926-2500
      (Registrant's telephone number,
            including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE

On January 24, 2005, Ionics, Incorporated issued a press release announcing the expiration on January 21, 2005 of the 30-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the Company's proposed merger with General Electric Company.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit No.  Description

          99.1 Press Release dated January 24, 2005 announcing the expiration on January 21, 2005 of the 30-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the Company's proposed merger with General Electric Company.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 24, 2005           IONICS, INCORPORATED
                                  (Registrant)


                                  By: /s/Stephen Korn
                                      -------------------
                                      Stephen Korn
                                      Vice President and General Counsel

                                  EXHIBIT INDEX



Exhibit Number                 Description

    99.1 Press Release dated January 24, 2005 announcing the expiration on January 21, 2005 of the 30-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the Company's proposed merger with General Electric Company.

                                  Exhibit 99.1

                   IONICS, INCORPORATED ANNOUNCES EXPIRATION OF
              HART-SCOTT-RODINO WAITING PERIOD FOR GE TRANSACTION


Watertown, MA, January 24, 2005 . . . Ionics, Incorporated (NYSE-ION) announced today that the 30-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the Company's proposed merger with General Electric Company expired on January 21, 2005.


About Ionics, Inc.
Ionics is a global leader in water purification and wastewater treatment. The Company has over 50 years of experience in the design, installation, operation and maintenance of water and wastewater treatment systems and is a leading provider of emergency and long-term water treatment services. More membrane-based desalination systems have been designed and built by Ionics than any other supplier worldwide. Ionics is also a leader in supplying zero-liquid-discharge systems, in providing ultrapure water systems for the power and microelectronics industries, and in the measurement and analysis of water impurities. The Company also supplies Point-of-Use and Point-of-Entry water treatment systems for commercial and residential applications. For more information, visit www.ionics.com.



                                    # # # # #


For more information, contact:
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John F. Curtis                                                        Daniel M. Kuzmak
Vice President, Strategy and Operations, Treasurer                    Vice President, Chief Financial Officer
Ionics, Incorporated                                                  Ionics, Incorporated
Tel: (617) 673-4403                                                   Tel: (617) 673-4350
jcurtis@ionics.com                                                    dkuzmak@ionics.com

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